
NEC

Jingwei International Limited

Global Hunter Securities China Conference

July 2010 San Francisco

(NASDAQ: JNGW) **Website: www.jingweicom.com**

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended, which can be identified by the use of words such as “believes,” “expects,” “may,” “will,” “intends,” “plans,” “estimates,” or “anticipates” or other comparable terminology as well as future or conditional verbs such as “will,” “should,” “would,” or “could.” Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future international, national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products and services, marketing existing products and services, customer acceptance of existing and new products and services and the risks and uncertainties described in the Company’s most recent annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q. Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update or reuse the forward-looking information contained in this presentation. All forward-looking statements are qualified in their entirety by this cautionary statement. You are also reminded that during this presentation, certain non-GAAP financial measures, such as free cash flow, may be discussed. These measures should not be considered an alternative to net income, or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). These measures are not necessarily comparable to a similarly titled measure of another company. Please refer to Appendix A for information that reconciles these discussed figures with the most comparable GAAP measures.

Agenda

- Company Introduction
- Data Mining
- Software Services
- Financial Highlights
- Future Plans & Growth Strategy
- Appendices



Jingwei Today: Operating in Two Businesses Segments in China

64% of total FY09 revenue

36% of total FY09 revenue

Data Mining

Complementary segments with considerable synergies

Software Services

*A rich portfolio **of business intelligence and interactive marketing services** powered by a proprietary database with **>400M consumer profiles** and a complementary set of DM, BI and CRM software tools*

*Proven leadership in quality **BI, billing, CRM & Mgmt Support software** for telecom operators*

*Secured strategic long-term relationships with major telecom operators - **a major facilitator for our Data Mining business***

Dominant Provider to Telecom Sector

Capitalize on Growth in Consumer & Telecom Spending

Leveraging core competencies & an established base to become a leading Data Mining, Interactive Marketing & Software Services provider in China

Investment Attributes

- ❑ Market leadership and relatively high barrier to entry
- ❑ Beneficial long-term customer relationships
- ❑ Unparalleled proprietary database (>400 million consumer profiles)
- ❑ Strategic assets and technologies
- ❑ Experienced and credible management team
- ❑ Net cash position ($9.9M at 1Q'10) and free cash flow generation
- ❑ A long-term growth story at a favorable inflection point
- ❑ Favorable industry trends support initiatives in DM and SS segments

Unique competitive advantages and favorable positioning to capitalize on China's rapid growth in consumer spending as well as the country's major network transformation programs in the telecom and power industries.

Equity Snapshot

NASDAQ: JNGW	
Share Price (07/09/10)	**$5.82**
52-week price range	**$0.75 - $8.29**
Last 30 days' average	**$5.88**
Market cap	**$99.5 M**
Average daily volume (3 months)	**31,763**
Shares issued and outstanding (03/31/10)	**17.1 M**
P/E (trailing twelve months)	**15.7**
Forward P/E (based on management guidance)	**12.1 - 13.5**

Corporate Fast Facts

K60

- Established in 1999
- Traded on US OTC BB since May 2007; listed on NASDAQ since May 20, 2010
- HQ: Shenzhen, China
- Geographic presence: 20 key cities across China
- Industry & Technology Leadership
  - National Hi-Tech Enterprise
  - Software F100, SZ Top 10
  - 15 patents in data mining & software technology
- Major Strategic Customers:
  - China Telecom
  - China Unicom
  - China Mobile
  - Huawei Technologies
  - State Grid Corp of China

Key Business Segments

Data Mining Segment

- Data Mining & Business Intelligence
- Interactive Marketing
- Mobile Marketing and Mobile VAS Solutions

Software Services Segment

- Business Intelligence
- Billing
- CRM & Management Support
- System Application Solutions

Revenue in US$ millions


FY 2009
10.8
19.5
FY 2010E
13.9
25.9
= Data Mining
= Software Services

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KalleA, 7/10/2010

Corporate Milestones from 1999 through 2010


70 M consumer database
CRM & Billing Software Services
200 M consumer database
Software, data mining & BI services for telecoms and cable companies
300 M consumer database
Enter consumer DB marketing for telecom operators
400 M consumer database
Enter wireless VAS & interactive marketing services for telecom & enterprise customers
2009 - SS segment targets solutions for China's new 3G network
500 M consumer database
Reaching target consumers through multimedia channels powered by "best-in-class" technology & services platform
2010 onward – SS segment pursuing 3-network convergency and intelligent power grid opportunities
1999
2007
2009
2010
New Yulong (NYL) formed
Retained database & software assets from SZ Yulong Group
OTCBB listing May 2007
Acquired assets from Newway Tech
Nasdaq listing May 2010

World-Class Executive Management Team

George (Jianguo) Du
Chairman & President

- 20+ years experience in China's telecom industry
- Founder of Jingwei International Limited
- Co-founded Jingwei's predecessor paging company in 1993
- Ex-Vice Chairman & Executive Deputy GM of China Wireless Technologies Group (HKG : 2369)
- BS Shanghai Jiaotong University; SMBA Peking/Duke University



Rick Luk
Chief Executive Officer

- 30+ years experience with global IT and telecom services providers
- Former executive of AT&T, Compaq Computer and Nortel Networks in North America, Asia and China
- Ex-President & GM of Shanghai Symphony Telecom Corp. Ltd – a telecom services JV invested by AT&T, China Telecom & Shanghai Information Institue
- BSEE University of Michigan; MASc. University of Waterloo



Yong Xu
Chief Financial Officer

- 10+ years finance & capital investment mgmt. experience
- Ex-VP & CFO of CNC Development, Ltd.
- Former finance VP at GWA Capital Partners; Lead Auditor at Deloitte & Touche LLP. US
- CPA-US; CFA Charter Holder
- BA, Economics Shanghai International Studies University; MBA, Pepperdine University



Revenue Model – Project-Based Fees and Revenue Sharing

Products and Services	Revenue Model: System / Project Based	Revenue Model: Revenue Sharing
Software Services & Systems Solutions	✓ + Annual Maintenance	
Data Mining & Business Intelligence Services	✓	✓
Interactive Marketing	✓	✓
Mobile Internet Marketing	✓	✓
Mobile VAS Solutions	✓	✓



= Revenue sharing
= Project revenue
2008
21%
79%
2009
23%
77%
2010E
24%
76%

Trend toward typically higher-margin revenue sharing model

Rich Portfolio of Services to Create Value for Customers


Proprietary Consumer Database
>400M Consumer Profiles
Technology & Core Competence
• Data Mining & Predictive Analysis
• Software Expertise
• Telecom Sector Knowledge
Tools & Enablers
• Data Mining & BI Software Tools
• Acquired Mobile VAS Assets
• Call Center Operation
• Interactive Marketing Platform
• National ISP License
Services & Product Portfolio
• Data Mining & Business Intelligence
• Interactive Marketing
• Mobile Internet Marketing
• Mobile VAS Solutions
• Software Services & Systems – Traditional
• Software Services & Systems – 3G, Convergence & Power Grid
We have intensified our focus on higher-margin data mining growth opportunities and new software services in the telecom and intelligent power grid space

Agenda

- Company Introduction
- **Data Mining**
- Software Services
- Financial Highlights
- Future Plans & Growth Strategy
- Appendices



DM Segment Drivers - Rising Internet, Mobile & eComm Usage

Driving Mobile Marketing in China . . .

+13%

Mobile User Growth (08-09) to 720M

- 3G launched in April 2009
- By 2013, 3G users to reach 300M (26% of all mobile users)

>+20%

Internet User Growth (08-09) to 338M

- China has the world's largest no. of internet users
- Greater than population of the USA

+32%

Mobile Internet User Growth (08-09) to 155M

- Nearly half of China's internet users are now mobile
- One in four mobile users now accessing the internet

+41%

eCommerce Growth (08-09) to 3000B RMB

- Propelled by massive growth in credit cards to 180M in 2009
- China's largest on-line retailer had 2008 sales of $13.3B vs. Amazon at $19.2B

+56%

Internet Advertising Growth (08-09) to 12B RMB

Data: CNNIC, National Bureau of Statistics, BDA, MII

DM Segment Drivers - Mobile Internet & Consumer Behavior vs. US



China dwarfs the U.S. in mobile web access
41% (57 million) own web-enabled mobile phones
18 Million
Mobile Web Users
U.S.
138 million Broadband Users (13+)
China
243 million Broadband Users**(13+)
102 Million
Mobile Web Users
75% (182 million) own web-enabled mobile phones
*Pew Research Center, U.S. Census, Netpop Research, LLC
**China Internet Network Information Center, U.S. Census, Netpop Research, LLC
© Netpop Research, LLC
Netpop | Pocket 2009

In 1'H 2008. . . China vs. the US

- 3X more owners of web-enabled mobile phones vs. US (182M vs. 57M)
- 6X more mobile web users vs. US (102M vs. 18M)
- 2X more broadband users vs. US (243M vs 138M)

In 1'H 2009. . . in China

- Mobile users reached 720M; 3G users to reach 300M by 2013
- Internet users reached 338M (BB - 320M)
- Mobile Internet users reached 155M
- Internet advertising grew to US$1.8B
- Consumer E-Commerce grew to US$45B

Sources: Netpop Pocket: Growing the Mobile Marketplace
CNNIC, National Bureau of Statistics, BDA

DM Segment Drivers – Mobile Value Added Services (MVAS)

- **Mobile Value Added Services (MVAS) – one of the fastest growing sectors in China's mobile industry**
  - MVAS include: messaging (SMS, MMS, IVR, video), screen savers, ring tones, wireless application protocol (WAP), games and music downloads, GPS, video chat, wireless radio, IPTV and various e-Business applications.
  - Market expected to reach $35B by 2011 (vs. $21B in 2008)[1]
  - Continuing growth in wireless subscribers (penetration rates still relatively low)
  - Increasing consumer spending power & average revenue per user ("ARPU") expansion
  - Content proliferation; e-Commerce business model transformation from PC to Mobile Internet
  - Carrier network upgrades and nationwide 3G rollout

- **Jingwei's opportunity: leverage strong relationships with major mobile operators to create an expanding revenue base**
  - One-time services and features development project or per unit Bundled Mobile Solutions charges
  - Provision of data mining and targeted marketing services to support their sales and marketing campaign
  - Recurring revenue sharing for VAS
    - ✓ Wireless operators charge subscribers on subscribed service fee and on usage basis
    - ✓ Wireless operators retain an agreed % of fee and remit the balance to Jingwei as the service provider.
    - ✓ Billing analysis and revenue settlement on monthly basis

[1] Source: Netscribes Report Jan 2010

DM Segment Drivers – Mobile App Store ("the Mobile SuperMart")

❑ Mobile applications - another rapidly growing sector

- Gartner report – more than $4.2B spent on mobile app downloads, increasing to $6.8B in 2010
- 2B Apple apps downloaded in 2009; 85,000 apps available to iPhone/ iPod touch customers worldwide

❑ Jingwei's opportunity and progress: leverage data-mining and interactive marketing to help mobile operators move up the value chain and for fast ramp-up of their offerings

- Awarded multi-million $ contracts working with strategic partner to build App Stores for mobile operators
- Possibility for a revenue sharing model with mobile operators for ongoing provision of services
- Pilot System deployed for China Telecom in Sichuan (since March 2010)
- Pilot System being planned for China Unicom in Shanghai (being deployed in July 2010)
- Commercial offerings by China Telecom expected in 3Q'2010



Case: Traditional DM & BI (Database Marketing) for Henan Telecom

Objectives:

- Identify potential loyal customers from customer-provided database
- Tailor service package to accommodate individual target customer needs
- Consumer behavior analysis to unveil potential revenue targets


Jingwei's Proprietary Search Engine
Topical Crawler
Reinforcement Learning
Evolutionary Adaptation
Customer's Subscriber Database

Results:

- **65% accuracy** in identifying potential customers
- Service package **retained 81% existing customers**.
- **5 times greater campaign impact** when applying Business Intelligence technology and methodologies

Comment from Henan Telecom: "marketing dollars well spent"

Applying Jingwei's patented technology to customer's own data to maximize their marketing results

Moving up the DM Value Chain - Interactive Marketing Services

Powered by Jingwei's Technology, Core Competencies, Tools & Enablers

Consumer DB + Data Mining / BI + Software Services

Multi-site call centers with multi-channel delivering capabilities

Nationwide ISP License



Enterprise





Targeted Consumers

Enables effective, targeted interactive marketing for business enterprises to consumers with measurable results

Case: Interactive Marketing Services for China Unicom

We help leading Chinese & multinational companies reach their target audiences

Case Study:
China Unicom in Shanghai wants to "identify", "locate" and "secure" customers for their new mobile phone service package deal - targeting a defined set of users

China unicom 中国联通

Core Technologies & Services

DMTools:
- Customer Segmentation
- Sales Lead Generation

JNGW Proprietary Consumer Database

Target Customer Lists

Call Center with Multi-Channel Delivery Media
- Mobile
- Telemarketing
- Direct mail

Targeted Consumers in Shanghai



- **Mobile Interactive**: SMS to target customers
- **Call Center**: Direct marketing calls to selected target customers
- **Direct Mail**: To selected VIP customers

CU achieved 30% reduction in marketing cost and 20% increase in sales!

Moving up the DM Value Chain - Mobile Internet Marketing & Apps

Leveraging Jingwei's Interactive Marketing Platform

Mobile Internet Marketing &
Mobile Applications (Store)

Consumer DB + Data Mining / BI + Software Services

Multi-site Call Centers with multi-channel delivering capabilities

Nationwide ISP License


Enterprise
Targeted Consumers

A cost-effective marketing platform for multiple BTB/BTC applications

Solid Growth In Data Mining Revenue from Key End-Customers

■ = Data Mining
■ = Software

2008 – Top 5 represent 63% of total revenue



US$K
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
1,875
4,391
1,161
3,333
1,785
2,100
1,778
521
619
China Telecom
China Mobile
China Unicom
Huawei
State Grid

2009 – Top 5 represent 58% of total revenue



US$K
7,000
6,000
5,000
4,000
3,000
2,000
1,000
-
988
4,667
211
3,935
2,230
3,805
1,266
340
+27% DM growth vs. 2008
China Telecom
China Mobile
China Unicom
Huawei
State Grid

Agenda

Company Introduction

Data Mining

Software Services

Financial Highlights

Future Plans & Growth Strategy

Appendices



SS Segment Drivers – Changes to Telco and Power Infrastructure

❑ Nation-wide rollout of 3G in China in 2009

- ➢ Requires new application solutions to support recently deployed infrastructure
- ➢ Increased spending by telcos on software services to update systems

❑ Introduction of China's 3-network convergence plan in 2010

- ➢ Consolidation of telecom, cable TV and Internet networks
- ➢ Major spending programs by operators on software services to introduce new services & upgrade support systems

❑ Commitment by Chinese government to upgrade country's entire power network

- ➢ Intelligent Power Networks improvement program announced in May 2009
- ➢ Significant investment of **$150 billion** over next ten years
- ➢ Major spending by energy companies on software services to make technical modifications

"China is set to inject a sizable $7.3 billion (USD) federal investment toward the smart grid and related technologies for 2010. According to a Bloomberg report (May, 2009), it's estimated that China will need to spend as much as $10 billion (USD) a year through 2020 to build a modern grid."

ZPryme Research
January 27, 2010


Top Ten Smart Grid Federal Stimulus Investments by Country, 2010
In U.S. Millions
China
US
Japan
South Korea
Spain
Germany
Australia
UK
France
Brazil
$7,323
$7,092
$849
$824
$807
$397
$360
$290
$265
$204
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
Source: Data obtained from respective region (country) federal agencies

Source: ZPryme Research & Consulting

Jingwei's Evolving Software Solutions Focus

❑ Nationwide deployment of 3G services -

- Jingwei focus: business intelligence analysis, billing, CRM and management support systems
- In support of 3G infrastructure rollout across China, Jingwei has delivered major application services solutions to telecom operators; for example:
  - ✓ Henan Telecom Bureau of China Telecom - total system solution for security and environmental monitoring and control system in their switching centers across the province
  - ✓ China Mobile - Inter-connect Monitor and Billing Analysis solution to their Mongolia branch

❑ 3-network convergence -

- Jingwei focus: business intelligence analysis, billing, CRM and management support systems
- Another new opportunity for us – we can help our telecom clients adjust to the new framework that requires convergence of Internet, cable and telecom networks
- A promising opportunity for our IPTV/DTV software platform, for which we have minimal direct competition

❑ Modernization of national power grid network -

- Major infrastructure program by government to upgrade Intelligent Power Networks in China
- We expect to continue to be a major player in providing software services and systems integration solutions to the power sector by leveraging our history of technical competence and software expertise in these areas

Agenda

- Company Introduction
- Data Mining
- Software Services
- **Financial Highlights**
- Future Plans & Growth Strategy
- Appendices



Annual Revenue and Net Income (Historical and FY 2010E)


Revenue (US $M)
CAGR: +17%
acceleration
+31%
40
35
30
25
20
15
10
5
-
24.4
27.8
30.3
39.8
2007
2008
2009
2010E


Net Income (US $M)
CAGR: +0.4%
acceleration
+29%
10
9
8
7
6
5
4
3
2
1
-
7.7
9.0
6.0
7.8
2007
2008
2009
2010E


Segment Revenue (US $M)
SS CAGR: +29%
DM CAGR: +13%
40
35
30
25
20
15
10
5
-
6.4
18.0
9.3
18.5
10.8
19.5
13.9
25.9
2007
2008
2009
2010E
= Data Mining (DM)
= Software (SS)


Segment Profit (US $M)
SS CAGR: +14%
DM CAGR: +19%
18
16
14
12
10
8
6
4
2
-
4.6
6.4
5.2
8.7
4.3
7.1
7.0
11.0
2007
2008
2009
2010E
= Data Mining (DM)
= Software (SS)

Historical Figures and FY'2010E Guidance

(Figures in USD millions, except for per share amounts)

	1H'09A	1H'10E[1]	% change	FY 2009A	FY 2010E Guidance
Revenue	8.0M	13.0M	*62.5%*	30.3M	37.5M - 42.0M
Op. Income	1.4M	3.3M	*135.7%*	6.2M	
EBITDA	2.8M	5.2M	*85.7%*	9.7M	
Net Income	1.4M	3.1M	*121.4%*	6.0M	7.3M - 8.2M
% Income	17.5%	23.9%	*6.35% pts*	19.7%	
Basic EPS	$0.08	$0.18	*127.9%*	$0.35	$0.43 - $0.48

[1] Mid-point of management guidance range

A Financially-Sound Company "Back on the Growth Track"

Agenda

- Company Introduction
- Data Mining
- Software Services
- Financial Highlights
- **Future Plans & Growth Strategy**
- Appendices



New Growth Opportunities and Investment Focus

Revenue and Earnings Growth Drivers in 2010 and Beyond

Interactive Marketing Services	❑ Expand call center seats and extend geographic reach to support growing demand from the operators ❑ Capitalize on the growth of Mobile Marketing opportunities ❑ Reaching out to Financial and Retail sectors ❑ M&A possibility to extend reach and build new capabilities
MVAS / Mobile Internet Marketing Solutions	❑ Strong growth market as result of full 3G deployment ❑ Web-enabled mobile marketing will be the norm of e-Commerce ❑ Broaden MVAS portfolio with NewWay intangible assets acquisition ❑ Design and build mobile app stores for mobile operators with opportunity to partner for revenue sharing initiatives
Software Services for Intelligent Power Networks, 3G Rollout & 3-Network Convergence	❑ Nation-wide 3G deployment + 3-network convergence initiative ❑ Government commitment to invest >US$150B over 10 years on Intelligent Power Networks (announced May 2009) ❑ Leverage installed base to capture new opportunities ❑ M&A possibility to extend reach and build new capabilities

Invest to extend geographic reach & build new capabilities

Summary - Jingwei Value Proposition & 2010 Strategic Priorities

A compelling company with competitive advantages in China's fast growing consumer driven economy

- Experienced management team with credible track record
- Proven track record of solid financial performance
- Capitalize on China's rapid growth in consumer & telecom expenditures
- *Continue to drive organic growth, new service initiatives and M&A where makes sense*
- Jingwei 经纬国际
- *Additional capital planned to fund business growth opportunities*
- Software service growth enabled by extraordinary telecom & power infrastructure upgrades in China
- Mobile VAS & Mobile Internet Solutions, enabled by nationwide ISP license
- Capability & geographic expansion of interactive marketing platform

For More Information

Jingwei Investor Relations Team

Vanessa Bao
Tel: 86-755-8631 9436
Email: vanessa@jingweicom.com

Yong Xu, CFO
Tel: 86-755-86336429
Email: xuyong@jingweicom.com

Crocker Coulson, CCG IR, New York
Tel: 1-646-213-1915
Email: crocker.coulson@ccgir.com

APPENDICES

History of Jingwei

- Predecessor of Jingwei (New Yulong) was formed in 1999 to leverage customer database & software services expertise derived from SZ Yulong's dominance in China's paging industry

Shenzhen Yulong Communications

- Co-founded by George Du in 1993
- Leading paging systems provider in China
- 70 million subscribers

China Wireless Technologies
(Hardware Assets)

- IPO on Hong Kong Stock Exchange in December 2004 (ticker: 2369)
- ~$100 million market capitalization

Jingwei (New Yulong)
(Software Assets)

- Software services platform
- Data mining and analysis
- Retained ownership of consumer database

NYL (Jingwei) was formed in 1999 as the market transitioned from Paging to Cellular

Corporate Legal Structure of Jingwei

NASDAQ LISTED COMPANY



Jingwei International Limited (Nevada)
100%
Jingwei International Investments Limited (BVI Company)
100%
Jingwei Hong Kong (Hong Kong Company)
100%
Jingwei HengTong Technology (PRC Company)
Contractual Control
Jingwei Communications (PRC Company)
100%
Shenzhen New Yulong Information Technology Co., Ltd.
100%
New Yulong Software Technology Development Co., Ltd.

Contractual Agreements between Jingwei HT & Jingwei Comm allowed Jingwei BVI To treat Jingwei Comm as a consolidated subsidiary for accounting purposes

E-Commerce – evolving from PC Marketing to Mobile Marketing

China's mobile internet users will exceed PC internet users in 3 years

- Store
- Bank
- Insurance
- Cinema
- TV
- Books
- News
- Games
- Map
- Ads
- Trading
- Communications
- Etc.

▶ **Driven by the massive growth of Mobile Internet users and the growth in consumer buying power in China**

▶ **Marketing in China is taking a new direction…..:**

- ***Mobile marketing / Advertising***
- ***Mobile communications***
- ***Mobile & Mobile Internet eCommerce***





TODAY:
China's consumers expect *anytime*, *anywhere*, *interactive* & *information on-demand* on their mobiles.

Propelled by wide 3G Deployment

Web-enabled Mobile Marketing will be the NORM of e-Commerce in China

Market Growth Opportunity: What the Experts are Seeing. . .

eCommerce + mobile internet are the way of the FUTURE in China

Xi Guo Hua
MII Vice Minister

- The internet in China is going through phenomenal growth
- China now has the largest set of internet users in the world – 316M
- 2009 eCommerce in China grew 42% to 3000B RMB
- 2009 Internet Gaming in China grew 50% to 20B RMB
- 2009 Internet Advertising in China grew 56% to 12B RMB

Masayoshi Son
Softbank CEO

- The next wave is Mobile Internet



Vinton Cerf

- Mobile internet is the trend



iResearch

- Mobile SMS banking will be widely deployed

Jingwei's technology & core competences are well positioned to be a dominant player in the Growth Market

Backdrop of Solid Economic Indicators & Consumer Trends

Chinese Domestic Consumption Growth Driving Marketing Expenditure Targeting Consumers

World's 3rd largest economy;

Impressive annual growth YOY


In Trillion $
China GDP & Growth

K34

Disposable income more than tripled since 2000


Disposable Income & Growth
In Billion $
2500
2000
1500
1000
500
0
2000 2001 2002 2003 2004 2005 2006 2007 2008

Source: National Bureau of Statistics of China, BDA

The world's largest number of mobile subscribers


China's Mobile Phone Subscribers
800
700
600
500
400
300
200
100
0
269
335
393
461
547
640
720
738

Retail sales nearly tripled since 2003, and grew 16.9% in 2009


China's Retail Sales
In Billion $
832.4
1222.1

Slide 37

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KalleA, 7/6/2010

Technological Leadership & Record of Successes

A Dominant player in Interactive Marketing & Software Services for Growth in China

Corporate Assets & Industry Recognition
- Established 1999 with Registered Capital US$12M
- National Hi-Tech Enterprise, Hi-Tech F100, Software F100, Shenzhen Top 10
- 15 patents in Data-Mining & Software Technology
- Proprietary database – 500M+ consumer profiles
- Wireless VAS intangible assets rights from Newway
- Nation-wide ISP license
- 6 subsidiary & affiliated companies in US, HK & PRC
- Coverage in 20 cities in China

Software Services Leadership
- Ranked SZ Software F100 enterprise, SZ Premier Software enterprise, with sponsorship and special subsidy grants YOY
- 19 software products with 12 patents in Data-Mining, CRM, OSS and Billing applications
- Recognized leadership in SZ on Intelligent Computing
- Participated in National Standard settings committee
- Innovative Technology Award on Interconnect Review & Analysis Took from Henan Mobile of the CM Group
- Quality: CMMI-3 (2005), CEPREI ISO27001 (2008)

Data Mining & Biz Intelligence Leadership
- Award-winning Data-Mining & BI platform in Telecom and Finance sector since 2001 (3 Patents)
- Participated in Standard Settings Committee for Mobile Marketing Analysis in the industry
- Innovative Technology Award on SZ CU Quantitative Marketing Analysis from China Unicom Group
- Top Qualified Vendors for Target Marketing Analysis and CRM Tools for China Mobile and China Unicom
- Joint Research Lab with Leading Universities on Intelligent Computing

Proven Record of Successes
- Demonstrated Leadership in Data-Mining, Business Intelligence and Software Services Applications
- Multiple Anchor Customers in Telecom & Power Sectors with long-term relationship (since 2001)
- Entry into MNC market in 2008 (Nokia, P&G)
- Solid Revenue and Earnings Growth YOY, with CAGR of 20%. 2009 Revenue achieved $31M
- Strong Cash Position with no Long Term Debt
- Successful APO in the US (OTB) in 2007